


                                           EP GLOBAL COMMUNICATIONS INC. AND SUBSIDIARY
                                                      CONSOLIDATED BALANCE SHEET
                                                            (Unaudited)

                                                                                       ASSETS

                                                                                                                   November
                                                                                                                     28,
                                                                                                                     2003

Current Assets:
                          Cash                                                                                       $21,020
                          Accounts receivable -                                                                      488,170
                          net
                          Inventory                                                                                   14,593

                                                 Total Current                                                       523,783
                                                 Assets

Property and equipment -                                                                                              30,932
net

Other assets                                                                                                          25,745


                                                                   TOTAL ASSETS                                     $580,460




                      See notes to financial statements.




                                          EP GOBAL COMMUNICATIONS INC. AND SUBSIDIARY
                                                   CONSOLIDATED BALANCE SHEET
                                                          (Unaudited)
                                            LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                                                                                                           November
                                                                                                              28,
                                                                                                             2003
Current
Liabilities:
              Accounts payable and accrued                                                                   $630,137
              expenses
              Notes payable- banks                                                                            496,119
              Current portion of  long term debt                                                               25,000
              Current portion of capitalized                                                                   11,374
              lease obligations
              Due to shareholder                                                                               17,551
              Deferred subscriptions and other                                                                290,320
              revenues

                                                 Total Current Liabilities                                  1,470,501

Long-Term
Liabilities:
              Long-term debt-less current portion                                                             198,155
              above
              Non-current portion of deferred                                                                 223,958
              revenue

                                                 Total Long-Term Liabilities                                  422,113

                                                                              Total                         1,892,614
                                                                              Liabilities

Stockholders'
Deficiency:

              Preferred stock:
                                                 Series A, $.01 par value;
                                                 authorized 5,000,000 shares;
                                                  outstanding 3,333 shares                                         33

                                                 Series B, $1.00 par value;
                                                 authorized 5,000,000 shares;
                                                  outstanding 309 shares                                          309

              Common stock, $.0001 par value;
              authorized 50,000,000 shares;
                                                       outstanding 20,158,757                                   2,016
                                                 shares
              Additional paid in capital                                                                    2,129,290
              Deficit
                                                                                                           (3,443,802)


              Total Stockholders' Deficiency
                                                                                                           (1,312,154)

                                               TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                $580,460


                      See notes to financial statements.




                    EP GLOBAL COMMUNICATIONS INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENT OF OPERATIONS
                                     (Unaudited)

                                                   Period from January 1, 2003
                                                      to November 28, 2003

Net Sales                                                           $2,693,038

Cost of goods sold                                                   1,568,012

Gross profit                                                         1,125,026

Selling, general and administrative
  expenses                                                             997,410

Income from operations                                                 127,616

Other expenses:
                                   Interest expense                     38,051

Income before provision for income tax                                  89,565

Provision for income tax                                                 1,452

Net Income                                                             $88,113


                      See notes to financial statements.

                 EP GLOBAL COMMUNICATIONS INC. AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               NOVEMBER 28, 2003


1.   SHARE ACQUISITION AGREEMENT

     On November 28, 2003 East Coast Airlines, Inc. ("East Coast") entered into a share acquisition agreement with Psy Ed Corporation d/b/a Exceptional Parent ("EParent"). EParent publishes and distributes Exceptional Parent Magazine, an international publication, designed to serve the information needs of families and professionals who are involved in the care and development of children and adults with disabilities and special health care needs. EParent is also involved in on line accredited Continuing Medical Education Programs: has its own library of over 1,000 disability book titles and publishes clinical monographs which are disseminated to physicians, researchers and allied health care professionals as well as families and caregivers all over the world.

     East Coast exchanged 12,892,825 shares of East Coast common stock for all of the outstanding common shares of EParent. Assuming the EParent stockholders owning all of the 3,642 EParent Series A and B preferred shares first convert them to EParent common shares and then exchange their common shares for 630,066 East Coast common shares, the EParent shareholders will then own a approximately 65% of East Coast's outstanding common stock. Upon the exchange EParent became a subsidiary of East Coast and the name of the new parent company was changed to EP Global Communications, Inc. The EParent Board of Directors will become the Board of Directors of EP Global Communications, Inc. and Joseph M. Valenzano, Jr. will become the President and Chief Executive Officer.

2.   BASIS OF PRESENTATION

     On November 28, 2003 East Coast merged with EParent. In connection with the share exchange East Coast acquired the assets and liabilities of EParent. For accounting purposes, the merger has been treated as a recapitalization of EParent as the acquirer. The historical financial statements prior to November 28, 2003 are those of EParent.




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